                                                                   Exhibit 10(f)
                                  AMENDMENT TO
                         LIMITED PARTNERSHIP AGREEMENT

     THIS AMENDMENT dated March 6, 1997 between and among PCS Nitrogen, Inc., a Delaware Corporation ("Nitrogen"), as successor to Arcadian Corporation, and Arcadian Partners, a Delaware limited partnership ("AP" and collectively with Nitrogen, the "Partners")

                                   WITNESSETH
                                   ----------

     WHEREAS the Partners have entered into that certain Limited Partnership Agreement dated March 3, 1992 (the "Partnership Agreement") forming that certain limited partnership named Arcadian Fertilizer, L.P. (the "Partnership");

     WHEREAS the Partners are all the parties to the Partnership Agreement and all the partners of the Partnership;

     WHEREAS the Partners wish to amend the Partnership Agreement and change the Partnership as set forth herein;

     NOW THEREFORE in consideration of the mutual promises exchanged and subject to the terms and conditions set forth herein the Partners hereby agree as follows:

     Section 1. Name Change The Partnership Agreement is hereby amended so that
                -----------
the name of the Partnership is PCS Nitrogen Fertilizer, L.P.

     Section 2. Other Provisions All provisions of the Partnership Agreement
                ----------------
other than those being amended to change the Partnership's name shall remain in full force and effect.

     IN WITNESS WHEREOF the undersigned caused this Amendment to be executed and delivered on their behalf on the date first written above.

                                   PCS Nitrogen, Inc.
                                   By: /s/__________________________
                                       John L.M. Hampton
                                       Secretary

                                   Arcadian Partners, L.P.
                                   By:  PCS Nitrogen, Inc., Sole General Partner
                                   By: /s/___________________________
                                       John L.M. Hampton
                                       Secretary



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                               State of Delaware                         PAGE 1

                        Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ARCADIAN FERTILIZER, L.P.", CHANGING ITS NAME FROM "ARCADIAN FERTILIZER, L.P." TO "PCS NITROGEN FERTILIZER, L.P.", FILED IN THIS OFFICE ON THE SIXTH DAY OF MARCH, A.D. 1997, AT 2:06 O'CLOCK P.M.


                                        /s/___________________________
                                        Edward J. Freel, Secretary of State



2289843 8100                              AUTHENTICATION:               9264093

981327573                                           DATE:              08-20-98

                                    AMENDMENT
                                       OF
                                   CERTIFICATE
                                       OF
                               LIMITED PARTNERSHIP

     Arcadian Fertilizer, L.P., a limited partnership organized under the laws of the state of Delaware (the "Partnership") does hereby certify as follows:

     FIRST:  The name of the Partnership is Arcadian Fertilizer, L.P.

     SECOND: The amendment with respect to which this certificate is being filed is to change the name of the Partnership to PCS Nitrogen Fertilizer, L.P.

     Dated:  March 6, 1997

                                                 PCS Nitrogen, Inc., Sole
                                                 General Partner

                                                 By: /s/_____________________
                                                     John L.M. Hampton
                                                     Secretary

                               State of Delaware                         PAGE 1

                        Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PCS NITROGEN FERTILIZER, L.P.", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF NOVEMBER, A.D. 1997, AT 3:45 O'CLOCK P.M.



                                        /s/________________________________
                                        Edward J. Freel, Secretary of State


                                        AUTHENTICATION:
2289843 8100                                                          9264120
                                                  DATE:
981327605                                                            08-20-98

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                         PCS NITROGEN FERTILIZER, L.P.

     The undersigned, desiring to amend the Certificate of Limited Partnership of PCS Nitrogen Fertilizer, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

     FIRST: The name of the Limited Partnership is PCS Nitrogen Fertilizer, L.P.

     SECOND: Article Three of the Certificate of Limited Partnership shall be amended to identify PCS Nitrogen Fertilizer Operations, Inc. as the sole general partner of PCS Nitrogen Fertilizer, L.P. To accomplish the foregoing amendment, Article Three of the Certificate of Limited Partnership of PCS Nitrogen Fertilizer, L.P. is hereby amended to read in its entirety as follows:

     "The name and business address of the sole general partner are:


     Name                                            Business Address
     ----                                            ----------------
     PCS Nitrogen Fertilizer Operations, Inc.        3175 Lenox Park Blvd.
                                                     Suite #400
                                                     Memphis, TN 38115"

     IN WITNESS WHEREOF, the undersigned have hitherto set their hands on this 26th day of November, 1997.

                              PCS Nitrogen Fertilizer Operations, Inc., a
                              Delaware corporation, as the new General Partner
                              By:     /s/_____________________________
                              Name:   John H. Gheens
                              Title:  Assistant Secretary